Exhibit 99.2

Internalization Presentation Internalization Presentation December 16, 2019

Safe Harbor Disclosure Regarding Forward Information

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Such statements relate to the pending internalization transactions and the anticipated benefits therefrom, including, but not limited to, anticipated expense savings and accretion, management's projections included herein and the assumptions underlying such projections, our anticipated net asset value per share, our dividend policy, our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, exit capitalization rates, our use of capital, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, our ability to acquire wholly-owned assets, future profits from investments, our future stock price, our investment pipeline, our anticipated investment closings and future funding of existing investment commitments. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to complete the internalization transaction on the anticipated terms and on the anticipated timeline, obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon our present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date, and we undertake no duty to update any forward-looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other filings we make with the Securities and Exchange Commission ("SEC") from time to time, which are accessible on the SEC's website at www.sec.gov.

This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data.

Unless otherwise indicated, all metrics presented herein are as of September 30, 2019.

Notice Regarding Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including Adjusted Earnings, Adjusted Earnings Per Share and Free Cash Flow. Definitions are included in the appendix hereto. Our calculations of these measures may not be exactly the same as other companies who report similar measures. As a result, our measures may not be comparable to those of other companies. We believe these measures are helpful supplemental measures, but should be read in connection with our financial statements presented in accordance with GAAP.

Projected Financial Information

This presentation contains certain projected financial information, including estimates of cost savings associated with the internalization transaction. You should not place undue reliance on these projections. The Company can provide no assurance that these projections will come to fruition. For more information, please see the assumptions related to the projections included in the end notes to this presentation. We can provide no assurances as to the accuracy of these assumptions. We do not intend to update these projections and the underlying assumptions when and if circumstances change.

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Internalization Presentation ▪ 100% payable in OpCo Units ▪ No cash payable to Advisor or its owners ▪ OpCo Units are subject to a one - year lock - up from the date of issuance ▪ After initial lock - up, holders of OpCo Units may transfer/sell no more than 145,000 shares per quarter, without approval from the Company’s independent directors Consideration Transaction ▪ Jernigan Capital, Inc. (NYSE: JCAP) and JCAP Advisors LLC, JCAP’s external advisor, have entered into an agreement to internalize management. JCAP will acquire the business assets of the Advisor and directly employ the Advisors' executive team and other employees ▪ The Special Committee has received a fairness opinion on the internalization transaction from a nationally recognized investm ent bank Timing and Shareholder Approval ▪ Transaction contingent upon vote of common stockholders at a to - be - scheduled special meeting and other customary closing conditions ▪ Expected transaction close in the first quarter of 2020, shortly after stockholder vote Internalization Price ▪ Upon closing, 1,794,872 units of OpCo Units, which are JCAP common stock equivalents, valued at $31.6 million based on the most recent closing share price of the Company’s stock 1 ▪ Performance - based earn - out consideration of 769,231 OpCo Units valued at $13.5 million based on the most recent closing share price of the Company’s stock 1 ▪ Earn - out consideration shall be payable if JCAP common stock trades at a share price of $25.00 for 30 days over a trailing 365 - day period on or before 12/31/24 or upon a JCAP change of control; agreement does not call for a partial payment ▪ Dividends on the earn - out OpCo units are not accrued or paid unless and until the units are issued Transaction Overview 3 Continuity of Key Management ▪ All employees of the Advisor to become employees of the REIT ▪ John Good (CEO) and Jonathan Perry (President and Chief Investment Officer) have entered employment contracts effective upon transaction closing ▪ Executive compensation program to further align with investors’ objectives ▪ Long - term incentive compensation expected to include performance - based equity awards ▪ All other Advisor employees expected to be hired by the Company in current roles

Internalization Presentation ▪ Performance based earn - out aligns management with stockholders ▪ Supports management’s expectation to achieve future value above $25 per share Performance Based Earn Out Accretion ▪ Immediately accretive on a per share basis to Net Income to Common Shareholders, Adjusted Earnings, Cash Flow & Free Cash Flow 2 ▪ Substantial annual G&A savings: ▪ $7.1 million based on expected Q4 2019 annualized G&A run rate with no incentive fees ▪ $17.8 million based on management’s 2020 Base C ase G&A assumptions including incentive fees 3 Elimination of Any Perceived Conflicts of Interest ▪ Internalization will eliminate any perceived conflicts of interest between the Advisor and common stockholders ▪ Eliminates 1.5% annual base management fee surcharge on additional equity capital raised ▪ Expected to improve ability to attract new institutional investors ▪ Projected to reduce cost of capital given relative multiple premiums for internally managed companies 100 % Payable in OpCo Units ( Common Share Equivalents) ▪ Substantial ownership alignment between owners of Advisor and existing JCAP stockholders ▪ Pro - forma beneficial ownership of the legacy management team and Company founder rises to 12.8% on a fully diluted basis (compared to Equity REIT insider ownership average of 2.0%) 4 ▪ Lock - ups on redemption/sales minimize overhang Benefits to Common Stockholders 4 Attractive Internalization Price Relative to Consensus Estimate ▪ $31.6 million immediate payment and performance earn - out of $13.5 million; aggregate $45.1 million if earn - out is achieved 1 ▪ Consensus estimate of $50.5 million projected to be immediately paid in full in 2020 ▪ Internalization transaction expected to close earlier than anticipated ▪ Anticipated close during first quarter 2020 ▪ Pro - rated management fees payable in first quarter 2020 implies estimated savings of approximately $1.1 million 5

Internalization Presentation Immediate Estimated Material Earnings Accretion On an Absolute Dollar & Per Share Basis 5 ▪ Substantial annual G&A net savings expected ▪ $7.1 million savings based on expected fourth quarter 2019 annualized run - rate (excluding incentive fees) ▪ $ 17.8 million based on management’s full year 2020 Base C ase G&A expectations (including incentive fees) 3 ▪ Accretive immediately on a per share basis to Net Income to Common Shareholders, Adjusted Earnings, Cash Flow and Free Cash Flow 2 ▪ Accretive on a per share basis after common dividend paid on new OpCo Units outstanding ▪ Post - Internalization G&A run rate is expected to be $ 10.6 million in 2020 6 Net G&A Savings ($millions) 3 4Q19 Annualized Run Rate Full Year 2020 Externally Advised Total G&A $17.3 $28.5 Run Rate Base Management Fees Saved -$8.5 -$8.5 Base Management Fees Saved on New Capital $0.0 -$1.2 Incentive Fees Saved $0.0 -$9.8 Incremental G&A $1.4 $1.7 Internally Advised Total G&A $10.2 $10.6 Total Net G&A Savings $7.1 $17.8

Internalization Presentation Post Internalization G&A Run Rate Favorable to Storage Peers in 2020; Attractive Payback Period 6 ▪ G&A run rate expected to be favorable to peer G&A averages ▪ G&A run rate expected to be 1.04% of projected 12/31/20 total assets 7 ▪ G&A favorable as a percent of total assets to average of 1.06% for REITs below $1.0 billion in equity market cap 8 ▪ G&A favorable as a percent of total assets to peer average of 1.10% for all self - storage REITs 9 ▪ Number of years to recover internalization price from G&A savings at Q4 2019 annualized G&A run rate: ▪ 4.5 years to recover initial $ 31.6 million initial internalization payment 10 ▪ 6.4 years to recover entire $ 45.1 million internalization price including earn - out 11 Self-Storage REIT Average 1.10% All REIT Average (RMZ Constituents) 1.04% All REIT <$1bln. Market Cap 1.06% JCAP Estimated 2020 Internalized 1.04% G&A as a % of Total Assets

Internalization Presentation Contemporaneous Dividend Adjustment Furthers Transformation to Equity REIT 7 As previously communicated during 2019 , management and the Company’s Board of Directors have evaluated the Company’s investment, leverage and dividend policies . Based on this analysis and giving consideration to the Company’s transition to an “Equity REIT,” the Board of Directors has determined to right - size the Company’s common dividend : ▪ Annual rate of $0.92 ($0.23 per quarter) commencing in the first quarter 2020 payable on April 15, 2020 ▪ Immediate annual cash flow savings of approximately $11.5 million ▪ Based on shares outstanding at 9/30/19 and 1.79 million OC Units issued at closing of the internalization transaction ▪ Under Base C ase model, dividend fully covered by early 2022 under relevant performance metrics generally used by public REITs 12 ▪ Pro - forma dividend yield of 5.2% based on 12/16/2019 closing price of $17.59 ▪ 139bps higher than the current weighted average self - storage sector dividend yield of 3.8% 13 ▪ Dividend level seeks to balance economic value creation from steadily increasing NAV with increasing net operating income from stabilization of best - of - class self storage portfolio as developer buyouts accelerate

Internalization Presentation Delivering on Stated Expectations to Successfully Transform JCAP’s Business Since the Company’s IPO in 2015, all facets of stated business plan have been executed in line with or ahead of expectations 8 JCAP at IPO JCAP Post - Internalization Externally advised management structure Internally advised management Partial alignment of stockholders and management Full alignment of stockholders and management Outsized G&A versus peer group Right - sized G&A commensurate with peer group Mortgage REIT characterization Equity REIT characterization (RMZ Inclusion) 14 Outsized exposure to development Limited and decreasing exposure to development Exclusively a capital provider for development investments; no owned assets Owned assets account for ~25% of the Company’s balance sheet; management expects > 50% by year - end 2020 and increasing thereafter Predominately retail share - ownership base Predominately institutional share - ownership base Economically covered dividend supported by value creation Right - sized dividend to be covered with cash flow in a reasonable period of time

Internalization Presentation End Notes 9 1 As of market close 12/16/2019 2 Adjusted Earnings is a non - GAAP measure and is defined as net income attributable to common stockholders plus stock dividends to preferred stockholders, stock - based compensation expense, depreciation and amortization on real estate assets, depreciation and amortization on SL1 Venture real est ate assets, and other expenses which are generally non - comparable and which represent expenses not substantially related to our ongoing business operations. Free Cash Flow is defined as Adjusted Earnings less Net Unrealized Gain on Investments less common dividends paid on common stock and OpCo units outstanding 3 Base Case model assumes $ 8.5 million of base management fees, an additional $ 1.2 million of base management fees related to newly issued capital and $9.8 million of incentive fees. Incentive fees assume an increased level of acquisition of developer interests in 2020 as compared to 2019. 4 9/30/19 ownership adjusted for 1.79 million OP unit issuance; the Company’s insider ownership rises to 15.5% including the 769,231 OC Units associated with the earn out; Equity REITs included in the MSCI US REIT Index as of 9/30/19 5 Assumes saving of all management fees earned from 2/16/20 to 3/31/20 6 Includes anticipated cash G&A and stock based compensation . Deferred stock based compensation assumes straight - lined amortization. The Company will also pay a pro - rated base management fee, estimated to be $1.1 million in the first quarter of 2020 depending on the date of the Transaction close 7 Assumes the Company’s expected base model 2020 G&A expenses divided by the Company’s B ase C ase model Gross Assets at 12/31/2020. 8 Includes all REITs in the MSCI REIT Index with a market cap below $1 billion as of 9/30/2019 9 Includes Public Storage (NYSE: PSA), ExtraSpace Storage (NYSE: EXR), LifeStorage (NYSE: LSI), CubeSmart (NYSE: CUBE) and Nati ona l Storage Affiliates (NYSE: NSA) 10 Calculated as the $31.6 million value of the initial internalization payment divided by fourth quarter 2019 run rate G&A of $7.1 million 11 Calculated as the $ 31.6 million value of the initial internalization payment plus the $13.5 million value of the earn out payment divided by fourth quarter 2019 run rate G&A of $7.1 million 12 Funds from Operations (FFO) or Adjusted Funds from Operations (AFFO) 13 Includes Public Storage (NYSE: PSA), ExtraSpace Storage (NYSE: EXR), LifeStorage (NYSE: LSI), CubeSmart (NYSE: CUBE) and Nati ona l Storage Affiliates (NYSE: NSA ). Weighted by equity market capitalization. 14 JCAP was added to the MSCI US REIT Index (RMZ) on 11/26/19

Internalization Presentation Other Disclosures and Additional Information 10 Internalization Transaction Advisors • Special Committee Financial Advisor: HFF Securities L.P., a JLL Company • Legal Advisor to Special Committee: Hunton Andrew Kurth LLP • Special Committee Compensation Advisor: FPL Associates • Legal Advisor to JCAP Advisors: King & Spalding LLP • Legal Advisor to JCAP: Morrison & Foerster LLP • Financial advisor to JCAP Advisors: Raymond James & Associates, Inc. Additional Information and Where to Find It This presentation relates to the proposed internalization of Jernigan Capital, Inc.’s (the “Company”) external advisor. In co nne ction with the proposed internalization transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may fi le with the SEC and send to its stockholders in connection with the proposed internalization transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PR OXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT I NFO RMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Com pany’s website at www.jernigancapital.com, or by contacting the Company’s Investor Relations Department. The Company and its directors and certain of its executive officers may be considered participants in the solicitation of pro xie s with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10 - K for the year ended December 31, 2018, which was filed with the SEC on March 1, 2019, its proxy statement for its 2019 annual meeting of stockholders, which w as filed with the SEC on March 19, 2019 and other filings filed with the SEC. Additional information regarding the participants in the proxy solicitations and a descript ion of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC whe n t hey become available.